UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21049

PRIVATE ASSET MANAGEMENT FUNDS

(Exact name of registrant as specified in charter)

11995 El Camino Real, Suite 303, San Diego, CA 92130

(Address of principal executive offices)

              (Zip code)

Michael Berlin

Private Asset Management Funds

11995 El Camino Real, Suite 303, San Diego, CA 92130

(Name and address of agent for service)

Registrant's telephone number, including area code: (858) 792-3800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

PRIVATE ASSET

MANAGEMENT FUND

ANNUAL REPORT

December 31, 2004

Private Asset Management Fund

Annual Report

December 31, 2004

Dear Shareholder:

Although the market began the year relatively flat and in a sideways trading range, 2004 turned out to be good year for the economy and equity investors.  The majority of 2004 U.S. equity gains came in the fourth quarter, driven by strong corporate earnings, lower oil prices, as well as steady consumer spending.  Although interest rates are relatively low, the Federal Reserve Board raised short-term interest rates five times in the last six months due to an improving labor market and output growth.

Due to these market conditions, we have continued to move money from low interest money market investments into the equity market and finished the year in positive territory. A major impact on the Fund's performance was our Pharmaceutical Industry holdings.  The S&P Pharmaceutical Index under-performed the S&P 500 by 18.28% for the calendar year of 2004.  Specifically, our top holding as of 12/31/03, Pfizer, hurt performance after the company announced that its multi-billion dollar arthritis drug Celebrex carries increased risk of heart failure.  The Fund's positive performance for the year can be strongly correlated to an over-weight position in Energy stocks.   The S&P 500 Integrated Oil & Gas Index outperformed the S&P 500 by 17.88%, finishing the year up 28.75%. The Fund had solid gains, but trailed the returns on the S&P 500 for the calendar year 2004.  However, it continued to outperform the S&P 500 since inception.  The Fund was up 7.51% over the 12 month period ended December 31, 2004 compared to 10.86% for the S&P 500.  The Fund has provided investors with an average annualized return of 9.35% since its inception on May 6, 2002, compared to 6.52% for the S&P 500 over the same period.

As of December 31, 2004, as a percentage of net assets, the Fund was invested 98.21% in equities and 0.81% in cash and equivalents.  The Fund had an average dividend yield of 1.78% and a beta of 0.98.  The Fund continues to maintain the investment strategy of balanced positions in many sectors of the market and we continue to believe that the companies paying dividends will show greater stability and price appreciation in the future.

The economic outlook continues to improve, with employment showing renewed strength, oil prices falling and the weak dollar adding stimulus.  Rising interest rates and slowing earnings growth will likely be seen in 2005.  Our current investment stance favors globally exposed, large capitalization stocks. The combination of decent economic growth, a gradually tightening monetary policy and dollar-related inflation worries should put treasury yields under upward pressure during the coming year, driving down fixed income prices. We expect to see continued productivity growth which would keep inflation down and support both profit margins and real incomes.  Additional support could come from a further drop in oil prices and a weaker dollar that may help the trade deficit shrink by more than expected.  A weaker dollar, with low to moderate inflation, is a positive for the stock market given the constant financial stimulus, low interest rates and decent growth. Our primary focus will be in Consumer Staples, Health Care

2004 Annual Report  1

and the Energy Industries, which tend to perform better during periods of slowing earnings growth and rising interest rates. The companies in these industries tend to have steady earnings and higher dividends.  We will continue to monitor the economic data throughout the year but are optimistic that the economy will continue to show signs of improvement.

We would like to take this opportunity to thank you for your confidence and loyalty to Private Asset Management Fund.  Our responsibility is to you, our shareholder, and we will not lose sight of that fact.

Sincerely,

Stephen J. Cohen                                          Eric Blase                                   Jonathan Elsberry

                                                                                                PROXY VOTING GUIDELINES (Unaudited)

Private Asset Management, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.pamfund.com.  It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available without charge, upon request, by calling our toll free number(1-800-663-4851). This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

PRIVATE ASSET MANAGEMENT FUND

by Sectors

2004 Annual Report  2

PRIVATE ASSET MANAGEMENT FUND

PERFORMANCE INFORMATION

AVERAGE ANNUAL RATE OF RETURN (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

12/31/04 NAV $24.66

      Since

1Year(A)

                Inception(A)

Private Asset Management Fund

              7.51%

                   9.35%

S&P 500(B)

            10.86%

       6.52%

(A)1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.  The inception date of the Private Asset Management Fund was May 6, 2002.

(B)The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

2004 Annual Report  3

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Disclosure of Expenses

Shareholders of this Fund incur ongoing operating expenses consisting solely of management fees and trustees fees.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund's transfer agent.  IRA accounts will be charged an $8.00 annual maintenance fee. The following example is intended to help you understand your ongoing expenses of investing in the Fund and to compare these expenses  with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on June 30, 2004 and held through December 31, 2004.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below  provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. In order to assist shareholders in comparing the ongoing expenses of  investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

                                                                                                    Expenses Paid

                                 Beginning                    Ending

                          During the Period*

                                                                  Account Value           Account Value                  July 1, 2004 to

                                                       July 1, 2004          December 30, 2004           December 30, 2004

Actual                                  $1,000.00                    $1,033.93                              $7.67

Hypothetical                         $1,000.00                    $1,017.60                              $7.61

(5% annual return

before expenses)

*    Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by  the average account value over the period, multiplied by 184/366 ( to reflect the one-half year period).

2004 Annual Report  4

Private Asset Management Fund

		Schedule of Investments
		December 31, 2004
Shares/Principal Amount		Market Value	% of Assets

COMMON STOCKS
Aircraft Engines & Engine Parts
3,650	Honeywell, Inc.	$ 129,246
2,050	United Technologies	211,867
		341,113	3.60%

Beverages
2,800	Diageo PLC	162,064	1.71%

Biological Products
2,750	Amgen, Inc. *	176,413
2,565	Biogen IDEC *	170,855
		347,268	3.66%

Commercial Banks, NEC
5,400	Citigroup *	260,172	2.74%

Computer Communications Equipment
8,200	Cisco Systems, Inc. *	158,424	1.67%

Computer Storage Devices
9,000	EMC Corp. *	133,830
4,000	Sandisk Corp. *	99,880
		233,710	2.46%

Electromedical & Electrotherapeutic Apparatus
3,000	Medtronic, Inc.	149,010	1.57%

Electronic & Other Electrical
7,200	General Electric Co.	262,800	2.77%

Electronic Computers
5,450	Dell Computer Corp. *	229,663
2,500	International Business Machines, Inc.	246,450
		476,113	5.02%

Electronic Connectors
5,200	TYCO Laboratories, Inc.	185,848	1.96%

Exchange Traded Fund
2,900	Nasdaq 100	115,768	1.22%

Fire Marine & Casualty Insurance
3,450	Allstate Corp.	178,434	1.88%

Food & Kindred Products
4,000	Kraft Foods, Inc.	142,440
2,000	Unilever NV	133,420
		275,860	2.91%

Miscellaneous Manufacturing
5,000	International Game Technology	171,900	1.81%

Motors & Generators
2,550	Emerson Electric, Co.	178,755	1.89%

National Commercial Banks
5,424	Bank of America Corp.	254,874
6,640	Morgan (J.P.) & Co. , Inc.	259,026
2,600	PNC Bank Corp.	149,344
3,000	State Street	147,360
4,250	Wachovia Corp.	223,550
		1,034,154	10.91%

*Non-Income Producing Securities.

The accompanying notes are an integral part of the

financial statements.

2004 Annual Report  5

Private Asset Management Fund

		Schedule of Investments
		December 31, 2004
Shares/Principal Amount		Market Value	% of Assets

COMMON STOCKS
Orthopedic, Prosthetic & Surgical
2,125	Biomet, Inc.	92,204	0.97%

Paper Mills
2,300	Kimberly Clark Corp.	151,363
69	Neenah Paper *	2,249
		153,612	1.62%

Perfumes, Cosmetics & Other Toilet Preparations
3,750	Colgate Palmolive Co.	191,850	2.02%

Petroleum Refining
3,800	British Petroleum	221,920
4,500	ChevronTexaco Corp.	236,295
4,800	Exxon Mobil	246,048
		704,263	7.44%

Pharmaceutical Preparations
4,000	Abbott Laboratories	186,600
8,500	Bristol Myers Squibb Co.	217,770
5,000	Merck & Co. , Inc.	160,700
7,700	Pfizer, Inc.	207,053
		772,123	8.14%

Plastic Materials, Synthetic Resins
2,350	PPG Industries, Inc.	160,176	1.69%

Primary Production of Aluminum
3,500	Aluminum Co. of America	109,970	1.16%

Pumps & Pumping Equipment
2,000	ITT Industries	168,900	1.78%

Radio & TV Broacasting
3,100	L-3 Communications Holdings *	227,044	2.39%

Retail-Drug Stores and Properties
3,000	Walgreen Co.	115,110	1.21%

Retail-Eating Places
2,100	Wendy's International, Inc.	82,446	0.87%

Retail-Lumber & Other Building
3,300	Home Depot, Inc.	141,042	1.49%

Retail-Variety Stores
2,950	Costco Wholesale Corp. *	142,809	1.51%

Semiconductors & Related Devices
6,600	Intel Corp.	154,374	1.63%

Services-Business Services
350	EBAY *	40,719	0.43%

Services-Consumer Credit Report
4,000	Equifax , Inc.	112,400	1.19%

Services-Prepackaged Software
6,600	Check Point Software *	162,558
7,750	Microsoft Corp.	207,080
4,000	Symantec Corp. *	103,040
		472,678	4.99%

*Non-Income Producing Securities.

The accompanying notes are an integral part of the

financial statements.

2004 Annual Report  6

Private Asset Management Fund

	Schedule of Investments
	December 31, 2004
Shares/Principal Amount		Market Value	% of Assets

COMMON STOCKS
Ship & Boat Building & Repairing
1,350	General Dynamics	141,210	1.49%

Special Industry Machinery, NE
6,000	Applied Materials, Inc. *	102,600	1.08%

Surgical & Medical Instruments
3,500	Baxter Labs	120,890
4,000	Sysco Corp.	152,680
		273,570	2.89%

Telephone & Telegraph Apparatus
4,050	Plantronics	167,954	1.77%

Wholesale-Medical & Dental
4,000	Johnson & Johnson	253,680	2.67%

Total for Common Stock (Cost - $7,688,871)		$ 9,312,127	98.21%

Cash and Equivalents
77,171	First American Treasury Obligation Fund Cl S 1.11% **	77,171	0.81%
	(Cost - $77,171)

	Total Investments	9,389,298	99.02%
	(Cost - $7,766,042)

	Other Assets Less Liabilities	92,629	0.98%

	Net Assets	$ 9,481,927	100.00%

*Non-Income Producing Securities.

**Variable Rate Security; The Coupon Rate shown represents the rate at December 31, 2004.

The accompanying notes are an integral part of the

financial statements.

2004 Annual Report  7

Private Asset Management Fund

Statement of Assets and Liabilities
December 31, 2004

Assets:
Investment Securities at Market Value	$ 9,389,298
(Cost - $7,766,042)
Cash	50,380
Dividends Receivable	9,627
Interest Receivable	449
Receivable for Shareholder Purchases	45,610
Total Assets	9,495,364
Liabilities:
Payable to Adviser	11,937
Payable for Shareholder Redemptions	1,500
Total Liabilities	13,437

Net Assets	$ 9,481,927
Net Assets Consist of:
Capital Paid In	7,860,803
Accumulated Realized Gain (Loss) on Investments - Net	(2,132)
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	1,623,256
Net Assets, for 384,580 Shares Outstanding	$ 9,481,927
Net Asset Value and Redemption Price
Per Share ($9,481,927/384,580 shares)	$ 24.66

Statement of Operations
For the Year Ended December 31, 2004

Investment Income:
Dividends	$ 170,760
Interest	2,122
Total Investment Income	172,882
Expenses: (Note 2)
Investment Adviser Fees	128,037
Trustees Fees	3,750
Total Expenses	131,787
Reimbursed Expenses	(3,750)
Net Expenses	128,037

Net Investment Income	44,845

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	147,976
Change in Unrealized Appreciation (Depreciation) on Investments	433,838
Net Realized and Unrealized Gain (Loss) on Investments	581,814

Net Increase (Decrease) in Net Assets from Operations	$ 626,659

The accompanying notes are an integral part of the

financial statements.

2004 Annual Report  8

Private Asset Management Fund

Statement of Changes in Net Assets
	1/1/2004	1/1/2003
	to	to
	12/31/2004	12/31/2003
From Operations:
Net Investment Income	$ 44,845	$ 31,180
Net Realized Gain (Loss) on Investments	147,976	165,198
Net Unrealized Appreciation (Depreciation)	433,838	1,297,064
Increase (Decrease) in Net Assets from Operations	626,659	1,493,442
From Distributions to Shareholders:
Net Investment Income	(49,302)	(28,953)
Net Realized Gain from Security Transactions	(147,682)	0
Change in Net Assets from Distributions	(196,984)	(28,953)
From Capital Share Transactions:
Proceeds From Sale of Shares	2,332,640	3,450,357
Shares Issued on Reinvestment of Dividends	196,984	28,953
Cost of Shares Redeemed	(1,073,823)	(987,709)
Net Increase from Shareholder Activity	1,455,801	2,491,601

Net Increase (Decrease) in Net Assets	1,885,476	3,956,090

Net Assets at Beginning of Period	7,596,451	3,640,361
Net Assets at End of Period	$ 9,481,927	$ 7,596,451

Share Transactions:
Issued	97,227	171,290
Reinvested	7,985	1,246
Redeemed	(44,804)	(48,247)
Net increase (decrease) in shares	60,408	124,289
Shares outstanding beginning of period	324,172	199,883
Shares outstanding end of period	384,580	324,172

Financial Highlights
Selected data for a share outstanding throughout the period:	1/1/2004	1/1/2003	5/6/2002*
	to	to	to
	12/31/2004	12/31/2003	12/31/2002
Net Asset Value -
Beginning of Period	$ 23.43	$ 18.21	$ 20.00
Net Investment Income	0.13	0.12	0.07
Net Gains or Losses on Securities
(realized and unrealized)	1.63	5.19	(1.80)
Total from Investment Operations	1.76	5.31	(1.73)

Distributions (From Net Investment Income)	(0.13)	(0.09)	(0.06)
Distributions (From Capital Gains)	(0.40)	0.00	0.00
Total Distributions	(0.53)	(0.09)	(0.06)

Net Asset Value -
End of Period	$ 24.66	$ 23.43	$ 18.21
Total Return +	7.51%	29.16%	(8.67)%	**
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	9,482	7,596	3,640

Before Reimbursement
Ratio of Expenses to Average Net Assets	1.55%	1.55%	1.60%	***
Ratio of Net Income to Average Net Assets	0.48%	0.51%	0.45%	***
After Reimbursement
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	***
Ratio of Net Income to Average Net Assets	0.53%	0.57%	0.56%	***

Portfolio Turnover Rate	24.20%	23.73%	32.37%	***

* Commencement of operations.
** Not annualized.
*** Annualized.
+ Total return in the above represents the rate that the investor would have earned or lost on an investment in the fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of the

financial statements.

2004 Annual Report  9

NOTES TO FINANCIAL STATEMENTS

PRIVATE ASSET MANAGEMENT FUND

December 31, 2004

1.)

SIGNIFICANT ACCOUNTING POLICIES

Private Asset Management Fund (the "Fund") was organized as a non-diversified series of the Private Asset Management Funds (the "Trust") on May 6, 2002. The Trust is an open-end investment company organized in Ohio as a business trust on on March 7, 2002 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, there is only one series authorized by the Trust.  The Fund's investment objective is to seek long-term growth of capital. The Fund’s Adviser is Private Asset Management, Inc. Significant accounting policies of the Fund are presented below:

SECURITY VALUATION:

Securities that are traded on any exchange or on the NASDAQ over-the-counter market are generally valued by a pricing service at the last quoted sale price. Lacking a last sale price, a security is generally valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are not readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the price provided by the pricing service or the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the “Board of Trustees”).

Fixed income securities generally are valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

SHARE VALUATION:

The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

SECURITY TRANSACTION TIMING:

Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INCOME TAXES:

The Fund's policy is to continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

ESTIMATES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of

2004 Annual Report  10

Notes to the Financial Statements - continued

revenues and expenses during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are classified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of the Fund. At December 31, 2004, dividends in excess of income of $6,453 were reclassified to Capital Paid In.

2.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory agreement with Private Asset Management, Inc. (the Adviser). Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Board of Trustees. The Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. The Fund is authorized to pay the Adviser a fee equal to an annual average rate of 1.50% for investment adviser services. As a result of the above calculation, for the fiscal year period ended December 31, 2004, the Adviser earned management fees totaling $128,037 of which $11,937 was due to the Adviser at the end of the fiscal year.

The Adviser pays all operating expenses of the Fund with the exception of taxes, brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person trustees, and extraordinary expenses. The Adviser has contractually agreed to reimburse the Fund's trustee fees and expenses through April 30, 2005, but only to the extent necessary to maintain the Fund’s total annual operating expenses at 1.50% of its average daily net assets.

3.) ADMINISTRATION AGREEMENT

The Fund has entered into an administration servicing agreement with Premier Fund Solutions, Inc. The fees for these services are 0.07% on the first $200 million of assets, 0.05% on the next $500 million of assets and 0.03% on assets above $700 million subject to a minimum monthly fee of $2,000.  Premier Fund Solutions, Inc. fees are paid by the Adviser.

4.)

RELATED PARTY TRANSACTIONS

Certain officers and directors of Private Asset Management, Inc. and Premier Fund Solutions, Inc. are also officers and/or trustees of the Fund.

5.)

CAPITAL SHARES

The Trust is authorized to issue an unlimited number of shares. Paid in capital at December 31, 2004 was $7,860,803 representing 384,580 shares outstanding.

6.)

INVESTMENTS

For the year ended December 31, 2004, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $3,744,004 and $1,974,676 respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively. For Federal income tax purposes, the cost of investments owned at December 31, 2004 was $7,768,174. At December 31, 2004, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation                            (Depreciation)               Net Appreciation (Depreciation)

 $1,774,207                               ($153,083)                               $1,621,124

2004 Annual Report  11

Notes to the Financial Statements - continued

Differences between book costs and tax costs are attributed to the tax deferral of losses on wash sales.

7.)

CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2004, Charles Schwab & Co. Inc. held for the benefit of others, in aggregate, more than 97.96% of the Fund and therefore may be deemed to control the Fund.

8.) DISTRIBUTION TO SHAREHOLDERS

There was a year end ordinary income distribution of $0.13180 per share and a long-term capital gain distribution of $0.39480 per share paid on December 29, 2004.

The tax character of distributions paid during fiscal years 2003 and 2004 were as follows:

Distributions paid from:

                                                         2004                    2003

Ordinary Income                                                   $  49,302             $  28,953

Short-term Capital Gain                                              4,828                       -0-

Long-term Capital Gain                                           142,854                       -0-

                                                                           $196,984             $  28,953

As of December 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/(accumulated losses)                            $                -0-

Undistributed long-term capital  gain/(accumulated losses)                                     -0-

Unrealized appreciation/(depreciation)                                                        1,621,124

                                                                                                        $    1,621,124

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

2004 Annual Report  12

Cohen McCurdy

Cohen McCurdy, Ldd.

Certified Public Accountants

826 Westpoint Pkwy., Suite 1250

Westlake, OH 44145-1594

440.835.8500

440.835.1093

www.cohenmccurdy.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees

Private Asset Management Fund

We have audited the accompanying statements of assets and liabilities of Private Asset Management Fund, including the schedule of portfolio investments, as of December 31, 2004, the related statements of operations and changes in net assets, and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Private Asset Management Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended December 31, 2003 and the financial highlights for the periods indicated prior to December 31, 2004 were audited by McCurdy & Associates CPA's, Inc., whose audit practice was acquired by Cohen McCurdy, Ltd.  McCurdy & Associates CPA's, Inc. expressed unqualified opinions on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of investments and cash held by the custodian as of December 31, 2004 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Private Asset Management Fund as of December 31, 2004, the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy, Ltd.

Westlake, Ohio

February 9, 2005

2004 Annual Report  13

TRUSTEES AND OFFICERS

Unaudited

The Board of Trustees supervises the business activities of the Trust.  The names of the Trustees and executive officers of the Trust are shown below.  Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed.  Officers hold office for one year and until their respective successors are chosen and qualified.

The trustees and officers of the Trust and their principal business activities during the past five years are:

Interested Trustees

Name, Address, and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee or Officer
Stephen J. Cohen*, (56) 11995 El Camino Real, Suite 303, San Diego CA 92130 Michael D. Berlin*, (54) 11995 El Camino Real, Suite 303, San Diego CA 92130	President and Trustee Secretary, Treasurer and Trustee	Since 2002 Since 2002	President, Private Asset Management, Inc. (1992-Present). Vice President, Legal Counsel, Private Asset Management, Inc. (1995-Present).	1 1	None None

   * Trustees who are considered "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of

     1940 by virtue of their affiliation with the Investment Adviser.

Independent Trustees

Name, Address, and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee or Officer

Howard I. Cohen, (65)

P.O. Box 675326
Rancho Santa Fe,

CA 92067
Jeffrey R. Provence, (35)

480 N. Magnolia Avenue, Suite 103, El Cajon
CA 92020

Eric I. Weitzen, (48)

13209 Haxton Place,

San Diego, CA 92130

	Independent Trustee Independent Trustee Independent Trustee	Since 2002 Since 2002 Since 2002

Executive Vice President, Douglas Furniture California, Inc. (1961-2002).

General Partner, Value Trend Capital Management, LP

(1995-Present), CEO, Premier Fund Solutions, Inc. (2001-Present).

Attorney, Weitzen & Phillips, LLP (1989-Present).

				1 1 1	None Blue Chip Investor Funds, Sycuan Funds, Wireless Fund None

The Statement of Additional Information includes additional information about the Fund’s Trustees and may be obtained without charge  by calling 1-800-663-4851.

PRIVATE ASSET

MANAGEMENT FUND

11995 El Camino Real, Suite 303

San Diego, CA 92130

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. The registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a-d)  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 12/31/04	FYE 12/31/03
Audit Fees	$10,100	$9,860
Audit-Related Fees	$709	$0
Tax Fees	$965	$680
All Other Fees	$750	$659

Nature of Audit-Related Fees: out of pocket and consent fees.

Nature of Tax Fees: preparation of tax statements.

Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2)  None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)  The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant,  for the last two years.

Non-Audit Related Fees	FYE 12/31/04	FYE 12/31/03
Registrant	$1,715	$1,339
Registrant’s Investment Adviser	$0	$0

(h)  Not applicable. The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 10.  Controls and Procedures.

(a)

The Registrant’s President and Treasurer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a3(c) under the Investment Company Act of 1940 (the “Act”)) are effective as of a date 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the elevation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal half-year that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

 (a)(1)

Code of Ethics. Filed herewith.

(a)(2)

Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification  pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Private Asset Management Funds

By : /s/ Stephen J. Cohen

Stephen J. Cohen

President

Date:           2/25/05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ Stephen J. Cohen

Stephen J. Cohen

President

Date:           2/25/05

By : /s/ Michael D. Berlin

Michael D. Berlin

Chief Financial Officer

Date:           2/25/05